Exhibit 99.1

                          AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made as of the 6th day of May, 2009

AMONG:

          MAVEN MEDIA HOLDINGS, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 1649 Dartmouth Street, Chula Vista, California 91913

          ("MAVEN")

AND:

          WASTE2ENERGY ACQUISITION CO. , a corporation formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of Maven

          (the "ACQUIRER")

AND:

          WASTE2ENERGY, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 1185 Avenue of the Americas, 20th Floor, New York, New York 10036

          ("WASTE2ENERGY")

WHEREAS:

A. Waste2Energy is a Delaware corporation whose business plan calls for the designing, building, installing and selling of waste-to-energy plans that generate "Renewable Green Power" converting biomass or other solid waste streams traditionally destined for landfill into clean renewable energy;

B. The Waste2Energy shareholders own an aggregate of 45,819,395 Waste2Energy shares of common stock (the "W2 SHARES") which W2 Shares constitute 100% of the issued and outstanding W2 Shares;

C. Maven is a reporting company under the Securities Act of 1933, as amended, whose common stock is eligible for quotation on the OTC Bulletin Board under the symbol "MVMH.OB," is a development stage, start-up company and currently has no operations and is a "shell" company for purposes of the rules and regulations of the Commission;

D. Effective as of the Closing, the sole officer and director of Maven (the "MAVEN EXECUTIVE") shall (i) resign as such and be replaced by persons designated by Waste2Energy, and (ii) cancel 2,000,000 Maven Common Shares such that immediately prior to Closing Maven has issued and outstanding 1,000,000 Maven Common Shares, all of which shall be done pursuant to the Separation Agreement (as defined in Section 7.3(h) hereof) which shall be executed simultaneously with the execution of this Agreement;

E. The respective Boards of Directors of Maven, Waste2Energy and the Acquirer deem it advisable and in the best interests of Maven, Waste2Energy and the Acquirer that the Acquirer merge with and intoWaste2Energy (the "MERGER") pursuant to this Agreement, the Certificates of Merger, and the applicable provisions of the laws of the State of Delaware; and

F. All capitalized terms not otherwise defined shall have the definitions set forth in Article 1 hereof.

NOW THEREFORE, WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
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                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1 In this Agreement the following terms will have the following meanings:

     (a) "ACQUISITION SHARES" means the 45,819,395 Maven Common Shares, which shares are to be issued and delivered to the Waste2Energy Shareholders at Closing pursuant to the terms of the Merger in accordance with
          Schedule 1.1(a), annexed hereto;

     (b) "ACQUISITION WARRANTS" means warrants to purchase shares of Maven Common Stock as set forth on Schedule 1.1(b);

     (c) "AGREEMENT" means this Agreement and Plan of Merger by and among Maven, the Acquirer, and Waste2Energy;

     (d)  "CLOSING"  means  the   completion,   on  the  Closing  Date,  of  the
          transactions contemplated hereby in accordance with Article 9 hereof;

     (e) "CLOSING DATE" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (f)  "COMMISSION" means the Securities and Exchange Commission;

     (g)  "DGCL" means the Delaware General Corporation Law;

     (h) "EFFECTIVE TIME" means the earlier to occur of the date of (i) the Closing set forth in the Certificate of Merger and (ii) the filing of the appropriate Certificates of Merger in the form required by the State of Delaware provided that the Merger shall become effective as provided in the DGCL;

     (i) "MAVEN BUSINESS" means all aspects of any business conducted by Maven and its subsidiaries;

     (j) "MAVEN COMMON SHARES" means the shares of common stock, par value $0.0001, in the capital of Maven;

     (k) "MAVEN FINANCIAL STATEMENTS" means, collectively, the audited financial statements of Maven for the two fiscal years ended March 31, 2008 and 2007, and the unaudited financial statements of Maven for the period ended December 31, 2008;

     (l) "MERGER" means the merger, at the Effective Time, of Waste2Energy and the Acquirer pursuant to this Agreement;

     (m) "PLACE OF CLOSING" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as Maven and Waste2Energy may mutually agree upon;

     (n) "PPM" means the private placement memorandum of Maven (including all exhibits and supplements thereto), dated May 7, 2009;

     (o)  "SECURITIES ACT" means the Securities Act of 1933, as amended;

     (p) "SEC REPORTS" means all forms, reports and documents filed and required to be filed by Maven with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") through the date hereof;

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     (q)  "SUBSCRIPTION  AGREEMENTS" means the series of subscription agreements between Maven and certain investors, pursuant to the PPM, pursuant to which investors will subscribe for the shares of Maven's common stock;

     (r)  "SURVIVING COMPANY" means Waste2Energy following the Merger;

     (s) WASTE2ENERGY ACCOUNTS RECEIVABLE" means all accounts receivable and other amounts owing to Waste2Energy;

     (t) "WASTE2ENERGY ASSETS" means all the property and assets of the Waste2Energy Business of every kind and description wherever situated including, without limitation, Waste2Energy Inventory, Waste2Energy Material Contracts, Waste2Energy Accounts Receivable, Waste2Energy Cash, Waste2Energy Intangible Assets and Waste2Energy Goodwill, and all credit cards, charge cards and banking cards issued to Waste2Energy;

     (u) "WASTE2ENERGY BUSINESS" means all aspects of the business currently conducted by Waste2Energy and its subsidiaries;

     (v) "WASTE2ENERGY CASH" means all cash on hand or on deposit to the credit of Waste2Energy on the Closing Date;

     (w) "WASTE2ENERGY FINANCIAL STATEMENTS" means collectively, the audited financial statements of Waste2Energy for the fiscal year ended March 31, 2008, and the unaudited financial statements for Waste2Energy for the period ended December 31, 2008, which shall be delivered at Closing, all of which will be prepared in accordance with United States generally accepted accounting principles and the requirements of Regulation S-X as promulgated by the Commission;

     (x) "WASTE2ENERGY GOODWILL" means the goodwill of the Waste2Energy Business together with the exclusive right of Waste2Energy to represent itself as carrying on the Waste2Energy Business in succession of subject to the terms hereof, and the right to use any words indicating that the Waste2Energy Business is so carried on including the right to use the name "Waste2Energy" or any variation thereof as part of the name of or in connection with the Waste2Energy Business or any part thereof carried on or to be carried on by Waste2Energy, the right to all corporate, operating and trade names associated with the Waste2Energy Business, or any variations of such names as part of or in connection with the Waste2Energy Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Waste2Energy Business, all necessary licenses and authorizations and any other rights used in connection with the Waste2Energy Business;

     (y) "WASTE2ENERGY INTANGIBLE ASSETS" means all of the intangible assets of Waste2Energy, including, without limitation, Waste2Energy Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Waste2Energy;

     (z) "WASTE2ENERGY INVENTORY" means all inventory and supplies of the Waste2Energy Business as of December 31, 2008 as increased or decreased in the ordinary course of business;

     (aa) "WASTE2ENERGY MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of Waste2Energy in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Waste2Energy is entitled in connection with the Waste2Energy Business under which Waste2Energy is obligated to pay or entitled to receive the sum of Five Thousand Dollars ($5,000) or more annually including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice; and

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     (bb) "W2 SHARES" means all of the issued and  outstanding  capital stock of
          Waste2Energy;

     (cc) "WASTE2ENERGY WARRANTS" means warrants to purchase W2 Shares as set forth on Schedule 1.1(cc);

     (dd) "WASTE2ENERGY SHAREHOLDERS" means all of the holders of the issued and outstanding W2 Shares;

     (ee) "WASTE2ENERGY WARRANT HOLDERS" means all of the holders of issued and outstanding Waste2Energy Warrants;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

CAPTIONS AND SECTION NUMBERS

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

SECTION REFERENCES AND SCHEDULES

1.3 Any reference to a particular "ARTICLE", "SECTION", "PARAGRAPH", "CLAUSE" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a "SCHEDULE" by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement.

SEVERABILITY OF CLAUSES

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

THE MERGER

2.1 At Closing, the Acquirer shall be merged with and into Waste2Energy pursuant to this Agreement and the separate corporate existence of the Acquirer shall cease and Waste2Energy, as it exists from and after the Closing, shall be the Surviving Company.

EFFECT OF THE MERGER

2.2 The Merger shall have the effect provided therefore by the DGCL. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choices in action, and all and every other interest of or belonging to or due to Waste2Energy or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Waste2Engery and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Waste2Energy and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be

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responsible  and liable for all debts,  liabilities,  duties and  obligations of
Waste2Energy and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Waste2Energy or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

ARTICLES OF INCORPORATION; BYLAWS; DIRECTORS AND OFFICERS

2.3 The Articles of Incorporation of Waste2Energy from and after the Closing shall be the Articles of Incorporation of the Surviving Company as in effect immediately prior to the Closing until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the DGCL. The Bylaws of Waste2Energy from and after the Closing shall be the Bylaws of the Surviving Company as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Articles of Incorporation of the Surviving Company and as provided by the DGCL. The directors and officers of Waste2Energy immediately prior to the Closing shall be the directors and officers of the Surviving Company.

CONVERSION OF SECURITIES

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer or Waste2Energy, the shares of capital stock of each of Waste2Energy and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company, all of which shall be owned by Maven.

     (b) Conversion of W2 Shares. Each W2 Share that is issued and outstanding at the Effective Time, shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive one Acquisition Share for each W2 Share. All such W2 Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

     (c) Conversion of Waste2Energy Warrants. Each Waste2Energy Warrant that is issued and outstanding at the Effective Time, shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive one Acquisition Warrant for each Waste2Energy Warrant. All such Waste2Energy Warrants, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such warrant shall cease to have any rights with respect thereto, except the right to receive the Acquisition Warrants paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

2.5 Dissenting Shareholders

     (a) Notwithstanding any provision of this Agreement to the contrary, each W2 Share issued and outstanding immediately prior to the Closing and that is held by a shareholder of Waste2Energy who has not voted in favor of this Agreement or consented thereto in writing and who shall have otherwise perfected such holder's dissenters' rights in accordance with and as contemplated by Section 262 of the DGCL (each such shareholder, a "DISSENTING STOCKHOLDER", and each W2 Share held by such shareholder, a "DISSENTING SHARE") shall not be canceled, extinguished and converted, but shall be entitled to receive from the Surviving Company the value of the W2 Shares held by such Dissenting Stockholder as determined pursuant to Section 262 of the DGCL; provided, however, that if such Dissenting Stockholder fails to perfect, or effectively withdraws or loses such holder's right to

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          appraisal of and payment for such holder's shares under Section 262 of the DGCL, each W2 Share of such Dissenting Stockholder shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Closing, the right to receive shares of Maven common stock, and such W2 Share shall no longer be a Dissenting Share. In such event, Waste2Energy shall deliver the number of shares of Maven common stock to which such shareholder is entitled (without interest) upon surrender by such shareholder of the certificate or certificates representing the W2 Shares held by such shareholder.

     (b) Waste2Energy shall provide notice in accordance with the DGCL to each shareholder that is entitled to appraisal rights; provided that if the Waste2Energy shareholders have approved the Merger by written consent pursuant to Section 228 of the DGCL, Waste2Energy shall provide notice promptly, and in any event within five (5) business days, after such stockholder approval is obtained. Waste2Energy shall give prompt notice to Maven of any demands received by Waste2Energy for appraisal of shares of Waste2Energy common stock. The Surviving Company shall promptly pay to any Dissenting Stockholder any and all amounts due and owing to such holder as a result of any settlement of, or determination by the Court of Chancery of the State of Delaware with respect to, such demands.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                    OF MAVEN

REPRESENTATIONS AND WARRANTIES

3.1 Maven and the Acquirer jointly and severally represent and warrant in all material respects to Waste2Energy, with the intent that Waste2Energy will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

MAVEN - CORPORATE STATUS AND CAPACITY

     (a) Incorporation. Maven is a corporation duly incorporated and validly existing under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware.

     (b) Carrying on Business. Maven and its subsidiaries do not carry on any material business activity in any jurisdiction. The nature of the Maven Business does not require Maven and its subsidiaries to register or otherwise be qualified to carry on business in any jurisdiction other than the state of its organization, where Maven and its subsidiaries are each dully qualified and authorized to do business;

     (c) Corporate Capacity. Maven has the corporate power, capacity and authority to own its assets and to enter into and complete this Agreement. None of Maven's subsidiaries have any assets or liabilities.

     (d) Reporting Status; Listing. Maven is required to file current reports with the Commission pursuant to Section 15(d) of the Exchange Act. Maven's common stock is not registered under Section 12(g) of the Exchange Act. The Maven Common Shares are eligible for quotation on the OTC Bulletin Board under the symbol "MVMH.OB". None of Maven's subsidiaries has common stock that is registered under Section 12(g) of the Exchange Act and none of Maven's subsidiaries is required to file current reports with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

     (e) SEC Reports. Maven has filed all SEC Reports with the Commission under the Exchange Act. The SEC Reports, at the time filed, complied as to form in all material respects with the requirements of the Exchange Act. None of the SEC Reports, including without limitation any

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          financial  statements  or  schedules  included  therein,  contains any untrue statements of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

ACQUIRER - CORPORATE STATUS AND CAPACITY

     (f) Incorporation. The Acquirer is a corporation duly incorporated and validly existing under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (g) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date;

     (h) Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

MAVEN - CAPITALIZATION

     (i) Authorized Capital. The authorized capital of Maven consists of 80,000,000 shares of common stock, $0.0001 par value, of which 3,000,000 Maven Common Shares are presently issued and outstanding of which 2,000,000 Maven Common Shares are owned by the Maven Executive and the remaining 1,000,000 Maven Common Shares are owned by 25 shareholders. There are no preferred shares authorized.

     (j) No Option, etc. Except as provided in, contemplated by, or set forth in this Agreement or the SEC Reports, no person, firm or corporation has any agreement, warrant or option or any right capable of becoming an agreement, warrant or option for the acquisition of any common or preferred shares of Maven or for the purchase, subscription or issuance of any of the unissued shares in the capital of Maven;

ACQUIRER - CAPITALIZATION

     (k) Authorized Capital. The authorized capital of the Acquirer consists of 300 shares of common stock, of which 300 shares of common stock are presently issued and outstanding and which are owned by Maven;

     (l) No Option, etc. Except as provided in contemplated by, or set forth in this Agreement, the SEC Reports, the PPM or the Subscription Agreement, no person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

MAVEN - RECORDS AND FINANCIAL STATEMENTS

     (m) Charter Documents. The charter documents of Maven, as amended to date and as of the Closing, and the Acquirer are as set forth as exhibits to the officers certificate to be delivered at Closing pursuant to
          Section 9.3 hereof;

     (n) Corporate Minute Books. Maven and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws;

     (o) Maven Financial Statements. The Maven Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Maven, including the assets and liabilities, if any of Maven's subsidiaries, as of the respective dates thereof, and the results of operations and changes in financial position of Maven during the period covered thereby, in all

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          material  respects and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

     (p) Maven Accounts Payable and Liabilities. There are no liabilities, contingent or otherwise, of Maven or its subsidiaries, which are not reflected in the Maven Financial Statements except which were incurred in the ordinary course of business since the date of the Maven Financial Statements, all of which will be satisfied prior to Closing, and neither Maven nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

     (q) Maven Accounts Receivable. There are no accounts receivable of Maven or any of Maven's subsidiaries;

     (r) No Debt. Neither Maven nor its subsidiaries, are, on the date hereof and on Closing, materially indebted to any, person or entity or other third party, including any affiliate, director or officer of Maven;

     (s) No Related Party Debt to Maven . No director or officer or affiliate of Maven or its subsidiaries, is now indebted to or under any financial obligation to Maven or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding One Thousand Dollars ($1,000) in total;

     (t) No Dividends. No dividends or other distributions on any shares in the capital of Maven have been made, declared or authorized since the date of the Maven Financial Statements;

     (u) No Payments. No payments of any kind have been made or authorized since the date of the Maven Financial Statements to or on behalf of officers, directors, shareholders or employees of Maven or its subsidiaries or under any management agreements with Maven or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (v) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Maven or its subsidiaries;

     (w)  No Adverse Events. Since December 31, 2008,

          (i) there has not been any material adverse change in the properties, results of operations, financial position or condition (financial or otherwise) of Maven, its subsidiaries, its assets or liabilities or any damage, loss or other change in circumstances materially affecting Maven, the Maven Business or Maven's right to carry on the Maven Business, other than non-material changes in the ordinary course of business or as contemplated pursuant to this Agreement,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Maven, its subsidiaries, or the Maven Business,

          (iii)there has not been any material increase in the compensation payable or to become payable by Maven to any of Maven's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Maven Business has been and continues to be carried on in the ordinary course,

          (v)  Maven has not waived or surrendered any right of material value,

          (vi) Maven  has  not  discharged,   satisfied  or  paid  any  lien  or
               encumbrance  or  obligation  or  liability   other  than  current
               liabilities in the ordinary course of business; and

          (vii) no capital expenditures have been authorized or made by Maven.

MAVEN  - INCOME TAX MATTERS

     (x) Tax Returns. As of the Closing Date, all tax returns of Maven and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Maven and its subsidiaries, or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid and no amounts are owed to any taxing authority as of the Closing Date. Without limiting the generality of the foregoing, Maven hereby represents that no amounts are owed to any taxing authorities by Maven and/or its subsidiaries, for the period commencing on the formation (incorporation) of Maven though the Closing Date;

     (y) Current Taxes. Adequate provisions have been made for taxes payable ($1,117.44 for California Corporation Franchise Tax as estimated by Maven management) for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Maven or its subsidiaries. There are no contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns for Maven or its subsidiaries;

MAVEN  - APPLICABLE LAWS AND LEGAL MATTERS

     (z) Licenses. Maven and its subsidiaries hold all licenses and permits as may be requisite for carrying on the Maven Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Maven Business;

     (aa) Applicable Laws. Neither Maven nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which is subject or which apply to it the violation of which would have a material adverse effect on the Maven Business, and to Maven's knowledge, Maven is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the Maven Business;

     (bb) Pending or Threatened Litigation. There is no litigation or administrative or governmental proceeding pending or threatened against or relating to Maven, its subsidiaries, or the Maven Business nor does Maven have any knowledge of any act or omission of Maven or its subsidiaries that would form any material basis for any such action or proceeding;

     (cc) No Bankruptcy. Neither Maven nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Maven or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Maven or its subsidiaries;

     (dd) Labor Matters. Neither Maven nor its subsidiaries is a party to any collective agreement relating to the Maven Business with any labor union or other association of employees and no part of the Maven Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Maven, has made any attempt in that regard;

     (ee) Finder's Fees. Unless otherwise disclosed, neither Maven nor its subsidiaries is a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION AND PERFORMANCE OF AGREEMENT

     (ff) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Maven and the Acquirer;

     (gg) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of Maven or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Maven or its subsidiaries are a party,

          (ii) give any person any right to terminate or cancel any agreement or any right or rights enjoyed by Maven or its subsidiaries,

          (iii)result  in  any  alteration  of  Maven's  or  its   subsidiaries'
               obligations   under  any   agreement   to  which   Maven  or  its
               subsidiaries are a party,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of Maven,

          (v) result in the imposition of any tax liability to Maven or its subsidiaries relating to the assets of Maven, or

          (vi) violate any court order or decree to which Maven or its subsidiaries are subject;

THE MAVEN BUSINESS

     (hh) Maintenance of Business. Since the date of the Maven Financial Statements, Maven and its subsidiaries have not entered into any material agreement or commitment except as set forth in this Agreement and the PPM;

     (ii) Subsidiaries. Except for the Acquirer, Maven does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm. References in this Agreement to any subsidiaries of Maven shall include the Acquirer and any other subsidiary that Maven may have but has not disclosed in this Agreement;

MAVEN  - ACQUISITION SHARES AND ACQUISITION WARRANTS

     (jj) Acquisition Shares and Acquisition Warrants. The Acquisition Shares when delivered to the holders of W2 Shares pursuant to the Merger and the Shares issuable upon exercise of the Acquisition Warrants shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares issuable upon exercise of the Acquisition Warrants shall be transferable upon the books of Maven, in all cases subject to the provisions and restrictions of all applicable securities laws; and

     (kk) Securities Law Compliance. Except as set forth in the SEC Reports, Maven has not issued any shares of its common stock and/or securities convertible into or exercisable for shares of common stock. Neither Maven nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of Maven under circumstances which would require the integration of such offering with the offering of the Acquisition Shares issued to the Waste2Energy Shareholders) which subject the issuance or sale of such shares to the Waste2Energy Shareholders to the registration requirements of Section 5 of the Securities Act.

NON-MERGER AND SURVIVAL

3.2 The representations and warranties of Maven and the Acquirer contained herein are true and correct as of the date of this Agreement and will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Waste2Energy Shareholders, the representations and warranties of Maven shall survive the Closing for a period of two (2) years.

INDEMNITY

3.3 Maven shall indemnify and save harmless Waste2Energy and the Waste2Energy Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim, resulting from the breach by Maven of any representation, covenant or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Maven and/or the Acquirer to Waste2Energy hereunder.

                                    ARTICLE 4
                               COVENANTS OF MAVEN

COVENANTS

4.1 Maven covenants and agrees with Waste2Energy that Maven will:

     (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

     (b) Access. Until the Closing, give the Waste2Energy Shareholders and their representatives full access to all of the properties, books, contracts, commitments and records of Maven, and furnish to the Waste2Energy Shareholders and their representatives all such information as they may reasonably request;

     (c) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger;

     (d) Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144 (defined below); and

     (e) SEC Filings. File with the Commission in a timely manner, all reports and other documents required of Maven under either the Securities Act or the Exchange Act.

     (f) Tax Returns. Maven shall on and after the Closing Date be responsible for any taxes owed or penalties thereon pertaining to the failure of Maven and its subsidiaries to file tax returns with the appropriate jurisdictions for any periods prior to Closing.

     (g) Bulletin Board. Until the Closing, advise Waste2Energy of any problems, letters and/or concerns relating to the continued eligibility of Maven Common Shares to be eligible for quotation on the OTC Bulletin Board.

AUTHORIZATION

4.2 Upon the Closing, Maven shall authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Maven and its subsidiaries to release any and all information in their possession respecting Maven and its subsidiaries to Waste2Energy. Maven shall promptly execute and deliver to Waste2Energy any and all consents to the release of information and specific authorizations which Waste2Energy reasonably requires to gain access to any and all such information.

REPORTS UNDER THE EXCHANGE ACT

4.3 With a view to making available to the Waste2Energy Shareholders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Waste2Energy Shareholders to sell securities of Maven to the public without registration and without imposing restrictions arising under the federal securities laws on the purchases thereof ("RULE 144"), and provided that the applicable holding period imposed by Rule 144 has been met, Maven agrees to furnish to each Waste2Energy Shareholder, so long as such Waste2Energy Shareholder owns Maven Common Shares, promptly upon request, (i) a written statement by Maven that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Maven and such other reports and documents so filed by Maven, and (iii) such other information as may be reasonably requested to permit the Waste2Energy Shareholders to sell such securities pursuant to Rule 144 without registration.

SURVIVAL

4.4 The covenants set forth in this Article shall survive the Closing for the benefit of the Waste2Energy Shareholders and shall continue to survive for a period of one (1) year from the Closing Date.

                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                                  WASTE2ENERGY

REPRESENTATIONS AND WARRANTIES

5.1 Waste2Energy represents and warrants in all material respects to Maven, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

WASTE2ENERGY - CORPORATE STATUS AND CAPACITY

     (a) Incorporation. Waste2Energy is a corporation duly incorporated and validly existing under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Waste2Energy carries on business primarily in the State of New York and does not carry on any material business activity in any other jurisdiction within the United States. The nature of the Waste2Energy Business does not require Waste2Energy to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. Waste2Energy has the corporate power, capacity and authority to own the Waste2Energy Assets and to carry on the Waste2Energy Business and Waste2Energy has the corporate power, capacity and authority to enter into and complete this Agreement;

WASTE2ENREGY - CAPITALIZATION

     (d) Authorized Capital. The authorized capital of Waste2Energy consists of 100,000,000 shares of common stock, $0.001 par value;

     (e) Ownership of W2 Shares. The issued and outstanding share capital of Waste2Energy consist of 45,819,395 common shares (being the W2 Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Waste2Energy Shareholders will be at Closing the registered and beneficial owner of the W2 Shares. The W2 Shares owned by the Waste2Enegy Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever not created by or through Maven and/or the Acquirer;

     (f) No Restrictions. There are no restrictions on the transfer, sale or other disposition of W2 Shares contained in the charter documents of Waste2Energy or under any agreement;

WASTE2ENERGY - RECORDS AND FINANCIAL STATEMENTS

     (g) Charter Documents. The charter documents of Waste2Energy have not been altered since its incorporation date, except as filed in the record books of Waste2Energy, and Waste2Energy is not in violation or breach of, or in default with respect to, any term of its Articles of Incorporation (or other charter documents) or by-laws;

     (h) Waste2Energy Financial Statements. The Waste2Energy Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Waste2Energy as of the respective dates thereof, and the results of operations and changes in financial position of Waste2Energy during the periods covered thereby, and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated;

     (i) Waste2Energy Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Waste2Energy which are not reflected in the Waste2Energy Financial Statements except those incurred in the ordinary course of business since the date of the Waste2Energy Financial Statements;

     (j) No Dividends. No dividends or other distributions on any shares in the capital of Waste2Energy have been made, declared or authorized since the date of the Waste2Energy Financial Statements;

WASTE2ENERGY - INCOME TAX MATTERS

     (k) Tax Returns. All tax returns and reports of Waste2Energy required by law to be filed have been filed and to the best of Waste2Energy's knowledge and belief are true, complete and correct, and any taxes payable in accordance with any return filed by Waste2Energy or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (l) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Waste2Energy. Waste2Energy is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

WASTE2ENERGY - APPLICABLE LAWS AND LEGAL MATTERS

     (m) Licenses. Waste2Energy holds all licenses and permits as may be requisite for carrying on the Waste2Energy Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Waste2Energy Business;

     (n) Applicable Laws. Waste2Energy has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Waste2Energy Business, and, to Waste2Energy's knowledge and belief, Waste2Energy is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Waste2Energy's Business;

     (o) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Waste2Energy, the Waste2Energy Business, or any of the Waste2Energy Assets, nor does Waste2Energy have any knowledge of any deliberate act or omission of Waste2Energy that would form any material basis for any such action or proceeding;

     (p) No Bankruptcy. Waste2Energy has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Waste2Energy and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Waste2Energy;

     (q) Labor Matters. Waste2Energy is not a party to any collective agreement relating to the Waste2Energy Business with any labor union or other association of employees and no part of the Waste2Energy Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Waste2Energy, has made any attempt in that regard and Waste2Energy has no reason to believe that any current employees will leave Waste2Energy's employ as a result of this Merger;

EXECUTION AND PERFORMANCE OF AGREEMENT

     (r) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Waste2Energy and the Waste2Energy Shareholders;

     (s) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Waste2Energy or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Waste2Energy is a party,

          (ii) except as provided in, contemplated by, or set forth in the PPM or Subscription Agreements, give any person any right to terminate or cancel any agreement including, without limitation, Waste2Energy Material Contracts, or any right or rights enjoyed by Waste2Energy,

          (iii)except as provided in, contemplated by, or set forth in the PPM or Subscription Agreements, result in any material alteration of Waste2Energy's obligations under any agreement to which Waste2Energy is a party including, without limitation, the Waste2Energy Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Waste2Energy,

          (v) result in the imposition of any tax liability to Waste2Energy relating to Waste2Energy Assets or the W2 Shares, or

          (vi) violate any court order or decree to which Waste2Energy is subject;

WASTE2ENERGY ASSETS - OWNERSHIP AND CONDITION

     (t) No Option. Except as provided in, contemplated by, or set forth in the PPM or Subscription Agreements, no person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Waste2Energy Assets;

     (u)  Waste2Energy  Material Contracts.  Except as provided in, contemplated
          by,  or  set  forth  in  the  PPM  or  Subscription  Agreements,   the
          Waste2Energy Material Contracts constitute all of the material contracts of Waste2Energy;

     (v) No Default. There has not been any default in any material obligation of Waste2Energy or any other party to be performed under any of the Waste2Energy Material Contracts, each of which is in good standing and in full force and effect and unamended, and Waste2Energy is not aware of any default in the obligations of any other party to any of the Waste2Energy Material Contracts;

WASTE2ENERGY ASSETS - WASTE2ENERGY  GOODWILL AND OTHER ASSETS

     (w) Waste2Energy does not have any knowledge of any infringement by Waste2Energy of any patent, trademark, copyright or trade secret;

THE BUSINESS OF WASTE2ENERGY

     (x) Maintenance of Business. Since the date of the Waste2Energy Financial Statements, the Waste2Energy Business has been carried on in the ordinary course, and Waste2Energy has not entered into any material agreement or commitment except in the ordinary course or as provided in, contemplated by, or set forth in the PPM or Subscription Agreements; and

     (y) Subsidiaries. Other than as provided on Schedule 5.1(y) annexed hereto, Waste2Energy does not have any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

NON-MERGER AND SURVIVAL

5.2 The representations and warranties of Waste2Energy contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Maven the representations and warranties of Waste2Energy shall survive the Closing for a period of two (2) years.

INDEMNITY

5.3 Waste2Energy agrees to indemnify and save harmless Maven from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Waste2Energy to defend any such claim), resulting from the breach by Waste2Energy of any representation or warranty of Waste2Energy made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Waste2Energy to Maven hereunder. Legal fees and other costs of defending and prosecuting this action shall be borne by Waste2Energy.

                                    ARTICLE 6
                            COVENANTS OF WASTE2ENERGY

COVENANTS

6.1 Waste2Energy covenants and agrees with Maven that it will:

     (a) Conduct of Business. Until the Closing, conduct the Waste2Energy Business diligently and in the ordinary course consistent with the manner in which the Wast2Energy Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use its best efforts to preserve the Waste2Enregy Business and the Waste2Energy Assets;

     (c) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Waste2Energy Assets, including the Waste2Energy Material Contracts; and

     (d) Reporting and Internal Controls. From and after the Effective Time, forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company complies with Section 13(b)(2) of the Exchange Act.

AUTHORIZATION

6.2 Waste2Energy hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Waste2Energy to release any and all information in their possession respecting Waste2Energy to Maven. Waste2Energy shall promptly execute and deliver to Maven any and all consents to the release of information and specific authorizations which Maven requires to gain access to any and all such information.

SURVIVAL

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of Maven.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

CONDITIONS PRECEDENT IN FAVOR OF MAVEN

7.1 Maven's obligations to carry out the transactions contemplated hereby are subject to the fulfillment (or waiver by Maven) of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents and securities issuances and wire transfers required to be executed and delivered to Maven as set forth in Article 9 hereof will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Waste2Energy at or prior to the Closing will have been complied with or performed;

     (c) title to the W2 Shares held by the Waste2Energy Shareholders will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever not created by or through Maven and/or the Acquirer;

     (d) the Certificates of Merger shall be executed by Waste2Energy in form acceptable for filing with Secretary of State of Delaware;

     (e)  subject to Article 8 hereof, there will not have occurred:

          (i) any material adverse change in the financial position or condition of Waste2Energy, its liabilities or the Waste2Energy Assets or any damage, loss or other change in circumstances materially and adversely affecting the Waste2Energy Business or the Waste2Energy Assets or Waste2Energy's right to carry on the Waste2Energy Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Waste2Energy or the Waste2Energy Business (whether or not covered by insurance) materially and adversely affecting Waste2Energy, the Waste2Energy Business or the Waste2Energy Assets;

     (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

     (g) all representations and warranties of Waste2Energy contained herein shall be true and correct as of the Closing Date.

WAIVER BY MAVEN

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Maven and any such condition may be waived in whole or in part by Maven at or prior to Closing by delivering to Waste2Energy a written waiver to that effect signed by Maven. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Maven shall be released from all obligations under this Agreement.

CONDITIONS PRECEDENT IN FAVOR OF WASTE2ENERGY

7.3 The obligations of Waste2Energy to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Waste2Energy or the Waste2Energy Shareholders hereunder will have been so executed and delivered;

     (b) the Maven Executive shall have tendered her resignation in a form reasonably acceptable to Waste2Energy, and the Waste2Energy's Shareholders' nominees shall have been appointed to Maven's board of directors in a form reasonably acceptable to Waste2Energy;

     (c) Maven shall have no liabilities (or all outstanding liabilities shall be satisfied at Closing);

     (d) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Maven or the Acquirer at or prior to the Closing shall have been complied with or performed;

     (e) the completion of the sale of Units (as defined in the PPM) in a private placement by Maven for an aggregate purchase price of at least $500,000 pursuant to and in accordance with the PPM;

     (f) Waste2Energy shall have completed its review and inspection of the books and records of Maven and its subsidiaries and shall be reasonably satisfied with same in all material respects;

     (g) Maven shall have delivered an irrevocable instruction letter to the transfer agent to issue the Acquisition Shares to be issued pursuant to the terms of the Merger to the Waste2Energy Shareholders and the

          Acquisition Shares will be registered on the books of Maven in the name of the Waste2Energy Shareholders at the Effective Time;

     (h) Maven, Waste2Energy and the Maven Executive shall have executed a separation agreement as of the time of execution of this Agreement (in the form annexed hereto as Exhibit A) and, among other items, the Maven Executive shall cancel 2,000,000 Maven Common Shares , in form and substance reasonably satisfactory to Waste2Energy (the "SEPARATION AGREEMENT"), such that immediately prior to Closing Maven has issued and outstanding 1,000,000 Maven Common Shares;

     (i) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (j) the Certificates of Merger shall be executed by the Acquirer in form acceptable for filing with the Secretary of State of Delaware;

     (k)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Maven, its subsidiaries, their assets or liabilities or any damage, loss or other change in circumstances materially and adversely affecting Maven or the Maven Business or Maven's right to carry on the Maven Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Maven or the Maven Business (whether or not covered by insurance) materially and adversely affecting Maven, its subsidiaries or its assets;

     (l) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

     (m) all representations and warranties of Maven and the Acquirer contained herein shall be true and correct as of the Closing Date.

     (n) Maven shall prepare appropriate tax returns for Maven and any of its subsidiaries as contemplated in Section 3.1(x) and shall submit such return to Waste2Energy for its review and comment; Maven shall incorporate any reasonable comments of Waste2Energy into such tax returns and after Maven shall file such returns with the appropriate jurisdiction. Maven shall pay and be responsible for all filing fees, penalties and payments related to such tax returns.

WAIVER BY WASTE2ENERGY

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Waste2Energy and any such condition may be waived in whole or in part by Waste2Energy at or prior to the Closing by delivering to Maven a written waiver to that effect signed by Waste2Energy. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Waste2Energy shall be released from all obligations under this Agreement.

NATURE OF CONDITIONS PRECEDENT

7.5 The conditions precedent set forth in this Article 7 are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions precedent in favor of the other party or parties set forth in this
Article 7.

CONFIDENTIALITY

7.6 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Waste2Energy and Maven and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that Maven may be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of Maven's filings with the Commission.

                                    ARTICLE 8
                                      RISK

MATERIAL CHANGE IN THE BUSINESS OF WASTE2ENERGY

8.1 If any material loss or damage to the Waste2Energy Business occurs prior to Closing and such loss or damage, in Maven's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Maven shall, within two (2) days following any such loss or damage, by notice in writing to Waste2Energy, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Maven's obligations to carry out the transactions contemplated hereby, be vested in Waste2Energy or otherwise adequately secured to the satisfaction of Maven on or before the Closing Date.

MATERIAL CHANGE IN THE MAVEN BUSINESS

8.2 If any material loss or damage to the Maven Business occurs prior to Closing and such loss or damage, in Waste2Energy's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Waste2Energy shall, within two (2) days following any such loss or damage, by notice in writing to Maven, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Waste2Energy's obligations to carry out the transactions contemplated hereby, be vested in Maven or otherwise adequately secured to the satisfaction of Waste2Energy on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

CLOSING

9.1 The Merger and the other transactions contemplated by this Agreement will be closed on or before June 30, 2009, in accordance with the closing procedure set out in this Article 9.

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
DOCUMENTS TO BE DELIVERED BY WASTE2ENERGY

9.2 On or before the Closing, Waste2Energy will deliver or cause to be delivered to Maven:

     (a)  an executed copy of this Agreement;

     (b) all reasonable consents or approvals required to be obtained by Waste2Energy for the purposes of completing the Merger and preserving and maintaining the interests of Waste2Energy under any and all Waste2Energy Material Contracts and in relation to Waste2Energy Assets;

     (c) an officers certificate containing articles, bylaws, and certified copies of such resolutions of the shareholders and directors of Waste2Energy as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgment from Waste2Energy of the satisfaction of the conditions precedent set forth in Section 7.3; and

     (e) such other documents as Maven reasonably require to give effect to the terms and intention of this Agreement.

     (f) the Separation Agreement executed by Maven, Waste2Energy and the Maven Executive.

DOCUMENTS TO BE DELIVERED BY MAVEN

9.3 On or before the Closing, Maven and the Acquirer shall deliver or cause to be delivered to Waste2Energy:

     (a)  an executed copy of this Agreement;

     (b) an irrevocable instruction letter to the transfer agent to issue share certificates representing the Acquisition Shares duly registered in the names of the Waste2Energy Shareholders;

     (c) warrants certificates representing the Acquisition Warrants duly registered in the name of the Waste2Energy Warrant Holders;

     (d) proof that it has completed the funding of at least $500,000 in a private placement conducted pursuant to and in accordance with the PPM;

     (e) an officers certificate containing articles, bylaws, and certified copies of such resolutions of the directors of Maven and the Acquirer as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (f)  a certified copy of a resolution of the directors of Maven dated as of
          the  Closing  Date   appointing  the  nominees  of  the   Waste2Energy
          Shareholders to the board of directors of Maven;

     (g) resignation of the Maven Executive in a form reasonably acceptable to Waste2Energy;

     (h) the Separation Agreement executed by Maven, Waste2Energy and the Maven Executive;

     (i) proof of the cancellation of 2,000,000 Maven Common Shares by the Maven Executive;

     (j)  an opinion of counsel to Maven reasonably acceptable to Waste2Energy;

     (k)  proof of the filing of all tax returns  referred to in Section  3.1(x)
          in  the   appropriate   jurisdictions   for   Maven  and  any  of  its
          subsidiaries;

     (l) an acknowledgement from Maven of the satisfaction of the conditions precedent set forth in Section 7.1 hereof; and

     (m) such other documents asWaste2Energy may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

GENERAL

10.1 Forthwith after the Closing, Maven and Waste2Energy agree to use all their best efforts to:

     (a) file the Certificates of Merger with the Secretary of State of Delaware; and

     (b) issue a news release reasonably acceptable to each party reporting the Closing; and

     (c) file a Form 8-K with the Commission disclosing the terms of this Agreement which includes audited financial statements of Waste2Energy as well as pro forma financial information of Waste2Energy and Maven as required by Regulation S-X as promulgated by the Commission (all at no cost to the Waste2Energy Shareholders); and

     (d) take such steps as required to change the name of Maven to "Waste2Energy Holdings, Inc." as of the earliest practical date following the date hereof but in any event within 45 days of the Closing;

                                   ARTICLE 11
                               GENERAL PROVISIONS

ARBITRATION

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within thirty (30) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration.

     Any action or proceeding seeking to enforce any provision of, or based upon any right arising out of, this Agreement shall be settled by binding arbitration by a panel of three (3) arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association and governed by the laws of the State of Delaware (without regard to the choice-of-law rules or principles of that jurisdiction). Judgment upon the award may be entered in any court located in the State of New York, and all the parties hereto hereby expressly waive any objections or defense based upon lack of personal jurisdiction.

     Each of the plaintiff and defendant party to the arbitration shall select one (1) arbitrator (or where multiple plaintiffs and/or defendants exist, one
(1) arbitrator shall be chosen collectively by such parties comprising the plaintiffs and one (1) arbitrator shall be chosen collectively by those parties comprising the defendants) and then the two (2) arbitrators shall mutually agree upon the third arbitrator. Where no agreement can be reached on the selection of either a third arbitrator or an arbitrator to be named by either a group of plaintiffs or a group of defendants, any implicated party may apply to a judge of the courts of the State of New York, to name an arbitrator. Process in any such action or proceeding may be served on any party anywhere in the world.

INDEMNIFICATION PROVISIONS

11.2 Notice to Indemnifying Party. If any party (the "INDEMNITEE") receives notice of any claim or the commencement of any action or proceeding with respect to which the other party (or parties) is obligated to provide indemnification (the "INDEMNIFYING PARTY") pursuant to Section 3.3 or Section 5.3 hereof, the Indemnitee shall give the Indemnifying Party written notice thereof within a reasonable period of time following the Indemnitee's receipt of such notice. Such notice shall describe the claim in reasonable detail and shall indicate the amount (estimated if necessary) of the losses that have been or may be sustained by the Indemnitee. The Indemnifying Party may, subject to the other provisions of this Section 11.2, compromise or defend, at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, any such matter involving the asserted liability of the Indemnitee in respect of a third-party claim. If the Indemnifying Party elects to compromise or defend such asserted liability, it shall within thirty (30) days (or sooner, if the nature of the asserted liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee, shall reasonably cooperate, at the request and reasonable expense of the Indemnifying Party, in the compromise of, or defense against, such asserted liability. The Indemnifying Party will not be released from any obligation to indemnify the Indemnitee hereunder with respect to a claim without the prior written consent of the Indemnitee, unless the Indemnifying Party delivers to the Indemnitee a duly executed agreement settling or compromising such claim with no monetary liability to or injunctive relief against the Indemnitee and a complete release of the Indemnitee with respect thereto. The Indemnifying Party shall have the right to conduct and control the defense of any third-party claim made for which it has been provided notice hereunder. All costs and fees incurred with respect to any such claim will be borne by the Indemnifying Party. The Indemnitee will have the right to participate, but not control, at its own expense, the defense or settlement of any such claim; provided, that if the Indemnitee and the Indemnifying Party shall have conflicting claims or defenses, the Indemnifying Party shall not have control of such conflicting claims or defenses and the Indemnitee shall be entitled to appoint a separate counsel for such claims and defenses at the cost and expense of the Indemnifying Party. If the Indemnifying Party chooses to defend any claim, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are reasonably required for such defense.

NOTICE

11.3 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid certified or registered mail, or Facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by Facsimile shall be deemed to have been received on the actual date of delivery.

ADDRESSES FOR SERVICE

11.4 The address for service of notice of each of the parties hereto is as follows:

     (a)  Maven or the Acquirer:

          Maven Media Holdings, Inc.
          1649 Dartmouth Street
          Chula Vista, CA 91913
          Attn:  Adrienne Humphreys, President
          Phone: (619) 866-6160
          Fax: (509) 847-6160

          With a copy to:

          Karen Batcher
          Synergn Law Group, APC
          744 Otay Lakes Road #143
          Chula Vista, CA 91910
          Phone: (619) 475-7882
          Fax: (619) 512-5184

     (b)  Waste2Energy:

          Waste2Energy, Inc.
          1185 Avenue of the Americas, 20th Floor
          New York, New York 10036
          Attn:  Christopher d'Arnaud-Taylor, Chief Executive Officer
          Phone: (646) 723-4000
          Facsimile: (646) 723-4001

          With a copy to:

          Sichenzia Ross Friedman Ference LLP
          61 Broadway
          New York, New York 10006
          Attn:  Marc Ross, Esq.
          Phone: (212) 930-9700
          Telecopier: (212) 930-9725

CHANGE OF ADDRESS

11.5 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

FURTHER ASSURANCES

11.6 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

TIME OF THE ESSENCE

11.7 Time is expressly declared to be the essence of this Agreement.

ENTIRE AGREEMENT

11.8 The provisions contained herein constitute the entire agreement among Waste2Energy, the Acquirer and Maven, respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Waste2Energy, the Acquirer and Maven with respect to the subject matter hereof.

ENUREMENT

11.9 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

ASSIGNMENT

11.10 This Agreement is not assignable without the prior written consent of the parties hereto.

EXPENSES

11.11 Each party agrees to pay, without right of reimbursement from any other party and regardless of whether or not the transaction is consummated, the costs incurred by it in connection with this transaction, including legal fees and other costs incidental to the negotiation of the terms of the transaction and the preparation of related documentation; notwithstanding anything to the contrary herein.

COUNTERPARTS

11.12 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by Facsimile will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

APPLICABLE LAW

11.13 This Agreement and all issues arising out of or relating to this Agreement will be governed by and construed solely and exclusively under the laws of the State of New York as applied to agreements among New York residents and entered into and to be performed entirely within New York. .

TERMINATION

11.14 This  Agreement  may only be  terminated  at any time prior to the Closing
Date:

     (a) upon mutual written consent authorized by the Board of Directors of Maven and Waste2Energy; or

     (b) by either Maven or Waste2Energy if the Closing shall not have been consummated by the close of business on June 30, 2009.


                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                   MAVEN MEDIA HOLDINGS, INC.


                                   By: /s/ Adrienne Humphreys
                                      ------------------------------------------
                                      Adrienne Humphreys
                                      President

                                   WASTE2ENERGY ACQUSITION CO.


                                   By /s/ Adrienne Humphreys
                                      ------------------------------------------
                                      Adrienne Humphreys
                                      President

                                   WASTE2ENERGY, INC.


                                   By: /s/ Christopher d'Arnaud-Taylor
                                      ------------------------------------------
                                      Christopher d'Arnaud-Taylor
                                      Chief Executive Officer